UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

550 South Tryon Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices, including Zip code)

(704) 382-3853
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

o            Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its Annual Meeting on May 4, 2017.

(b)
At the Annual Meeting, shareholders voted on the following items: (i) election of directors, (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2017, (iii) an advisory vote to approve the Corporation’s named executive officer compensation, (iv) an advisory vote on the frequency of the vote on executive compensation, (v) an amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements, (vi) a shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses, (vii) a shareholder proposal regarding preparing an assessment of the impacts on Duke Energy’s portfolio of climate change consistent with a two degree scenario, and (viii) a shareholder proposal regarding providing a report on the public health risks of Duke Energy’s coal use. For more information on the proposals, see Duke Energy’s proxy statement dated March 23, 2017. Set forth on the following pages are the final voting results for each of the proposals.

• Election of Director Nominees

Director	Votes For	Withheld	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + WITHHELD
Michael J. Angelakis	409,210,059	19,419,648	168,008,093	95.47%
Michael G. Browning	400,745,868	27,883,839	168,008,093	93.49%
Theodore F. Craver, Jr.	422,356,933	6,272,774	168,008,093	98.54%
Daniel R. DiMicco	416,212,307	12,417,400	168,008,093	97.10%
John H. Forsgren	421,126,239	7,503,468	168,008,093	98.25%
Lynn J. Good	413,564,029	15,065,678	168,008,093	96.49%
John T. Herron	422,112,056	6,517,651	168,008,093	98.48%
James B. Hyler, Jr.	420,957,335	7,672,372	168,008,093	98.21%
William E. Kennard	413,447,738	15,181,969	168,008,093	96.46%
E. Marie McKee	403,546,363	25,083,344	168,008,093	94.15%
Charles W. Moorman IV	407,034,994	21,594,713	168,008,093	94.96%
Carlos A. Saladrigas	405,207,194	23,422,513	168,008,093	94.54%
Thomas E. Skains	421,995,848	6,633,859	168,008,093	98.45%
William E. Webster, Jr.	421,857,529	6,772,178	168,008,093	98.42%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2017

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
583,308,692	10,476,884	2,852,224	N/A	98.24%	97.77%

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm was approved by the majority of the votes cast.

• Advisory vote to approve Duke Energy Corporation’s named executive officer compensation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
354,516,299	69,041,180	5,072,228	168,008,093	83.70%	82.71%

The advisory vote to approve Duke Energy Corporation’s named executive officer compensation was approved by the majority of the votes cast.

• Advisory vote on the frequency of the vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Votes Cast For 1 YEAR Votes Cast For 1 YEAR + 2 YEARS + 3 YEARS	Votes Cast For 1 YEAR Votes Cast For 1 YEAR + 2 YEARS + 3 YEARS + ABSTAIN
372,413,430	5,750,004	46,555,634	3,910,639	87.68%	86.88%

The majority of the votes cast selected that the vote on executive compensation should occur every year.

• Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Outstanding Shares (699,883,243)
412,421,705	12,100,454	4,107,548	168,008,093	58.93%

The amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements failed to receive the support of 80% of the outstanding shares and, therefore, was not approved.

• Shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
138,638,451	277,637,178	12,354,078	168,008,093	33.30%	32.34%

The shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses failed to receive the support of a majority of the votes cast and, therefore, was not approved.

• Shareholder proposal regarding preparing an assessment of the impacts on Duke Energy’s portfolio of climate change consistent with a two degree scenario

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
192,328,036	221,932,580	14,369,091	168,008,093	46.43%	44.87%

The shareholder proposal regarding preparing an assessment of the impacts on Duke Energy’s portfolio of climate change consistent with a two degree scenario failed to receive the support of a majority of the votes cast and, therefore, was not approved.

• Shareholder proposal regarding providing a report on the public health risks of Duke Energy’s coal use

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
110,882,187	298,216,794	19,530,726	168,008,093	27.10%	25.87%

The shareholder proposal regarding providing a report on the public health risks of Duke Energy’s coal use failed to receive the support of a majority of the votes cast and, therefore, was not approved.

(c)	Not applicable.

(d)
Based upon the results set forth above for the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Dated:	May 10, 2017	/s/ Julia S. Janson
Julia S. Janson
Executive Vice President, External Affairs, Chief Legal Officer and Corporate Secretary